UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 2, 2020

AK STEEL HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-13696	31-1401455
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

9227 Centre Pointe Drive, West Chester, Ohio 45069

(Address of principal executive offices, including zip code)

(513) 425-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock $0.01 Par Value	AKS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On January 8, 2020, Cleveland-Cliffs Inc. (“Cliffs”) filed a registration statement on Form S-4 (File No. 333-235855) (as amended, the “Form S-4”) with the Securities and Exchange Commission (the “SEC”) in connection with the proposed acquisition of AK Steel Holding Corporation (the “Company” or “AK Steel”) by Cliffs pursuant to an Agreement and Plan of Merger, dated as of December 2, 2019 (as the same may be amended from time to time, the “Merger Agreement”), by and among Cliffs, the Company and Pepper Merger Sub Inc., a direct, wholly owned subsidiary of Cliffs (“Merger Sub”). On February 4, 2020, the Company filed with the SEC its definitive joint proxy statement on Schedule 14A relating to the special meeting of stockholders of the Company scheduled to be held on March 10, 2020 (the “Definitive Proxy Statement”) to, among other things, vote on a proposal to adopt the Merger Agreement.

Since the initial filing of the Form S-4, seven actions (collectively, the “AK Steel Federal Stockholder Actions”), including one putative class action lawsuit, have been filed in federal courts in Delaware, Michigan and New York by purported AK Steel stockholders in connection with the transactions contemplated by the Merger Agreement: Stein v. AK Steel Holding Corp., et al., Case No. 1:20-cv-00054 (D. Del., filed January 14, 2020); Spuhler v. AK Steel Holding Corp., et al., Case No. 1:20-cv-00444 (S.D.N.Y., filed January 16, 2020); Franchi v. AK Steel Holding Corp., et al., Case No. 1:20-cv-00078 (D. Del., filed January 17, 2020) (the “Franchi Action”); Raul v. AK Steel Holding Corp., et al., No. 1:20-cv-00611 (S.D.N.Y., filed January 23, 2020); Ruiz v. AK Steel Holding Corp., et al., Case No. 1:20-cv-00620 (E.D.N.Y., filed February 4, 2020); Rubin v. AK Steel Holding Corp., et al., Case No. 2:20-cv-10379 (E.D. Mich., filed February 12, 2020); and Cornish v. AK Steel Holding Corp., et al., Case No. 2:20-cv-10457 (E.D. Mich., filed February 21, 2020). An eighth action, Pate v. AK Steel Holding Corp., et al., Case No. CV 2020 01 0196 (Ohio Common Pleas, Butler County, filed January 28, 2020) (the “Pate Action” and together with the AK Steel Federal Stockholder Actions, the “AK Steel Stockholder Actions”) has been filed by a purported AK Steel stockholder as a putative class action in state court in Ohio. Each of the AK Steel Stockholder Actions names AK Steel and its directors as defendants, and the Franchi Action and Pate Action name Cliffs and Merger Sub as additional defendants. A ninth action, Nessim v. Cleveland-Cliffs Inc., et al., Case No. 1:20-cv-00850 (S.D.N.Y., filed January 31, 2020) (the “Nessim Action” and, together with the AK Steel Federal Stockholder Actions, the “Federal Stockholder Actions”), has been filed in federal court in New York against Cliffs and its directors by a purported shareholder of Cliffs. Each of the Federal Stockholder Actions alleges, among other things, that the Form S-4 is false and misleading and/or omits material information concerning the transactions contemplated by the Merger Agreement in violation of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14a-9 promulgated under the Exchange Act. The Pate Action alleges breach of fiduciary duty claims against the Company’s directors and aiding and abetting claims against the Company, Cliffs and Merger Sub in connection with the transactions contemplated by the Merger Agreement, including that the Form S-4 is false and misleading and/or omits material information concerning the transactions contemplated by the Merger Agreement. The plaintiffs in the Federal Stockholder Actions and the Pate Action (collectively, the “Stockholder Actions”), among other things, seek to enjoin the transactions contemplated by the Merger Agreement and an award of attorneys’ fees and expenses.

SUPPLEMENT TO DEFINITIVE PROXY STATEMENT

This supplemental information should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety. Page references in the below disclosures are to pages in the Definitive Proxy Statement, and defined terms used but not defined herein have the meanings set forth in the Definitive Proxy Statement. To the extent the following information differs from or conflicts with the information contained in the Definitive Proxy Statement, the information set forth below shall be deemed to supersede the respective information in the Definitive Proxy Statement. The Company and Cliffs deny the allegations in the complaints related to the Stockholder Actions and deny any alleged violations of law or any legal or equitable duty. Without admitting in any way that the disclosures below are material or otherwise required by law, the Company and Cliffs make the following amended and supplemental disclosures solely for the purpose of mooting the allegations in the complaints related to the Stockholder Actions.

The section of the Definitive Proxy Statement entitled “THE MERGER—Background of the Merger” is amended and supplemented as follows:

The disclosure on page 73 of the Definitive Proxy Statement is amended and supplemented by adding the following new clause following the phrase “customary mutual standstill provision” in the first full paragraph on such page:

“prohibiting each party from acquiring a certain amount of the other party’s equity securities, from publicly proposing any business combination transaction or other extraordinary transaction involving the other party and from soliciting proxies or otherwise seeking to influence the management, board or policies, or the voting of any voting securities, of the other party for a period of 18 months, but”

The disclosure on page 75 of the Definitive Proxy Statement is amended and supplemented by adding the following to the fourth full paragraph on such page:

•	adding the sentence “Since January 2017 through the date of the execution of the Merger Agreement, Credit Suisse had received approximately $5 million for providing investment banking services to AK Steel.” after the third sentence of such paragraph; and

•	adding the sentences “Pursuant to the terms of the engagement letter, upon the closing of the Merger, Cliffs will pay Credit Suisse a transaction fee of $8,000,000 in connection with its financial advisory services to Cliffs. Cliffs may also pay, in its sole discretion, an additional fee of up to $2,000,000 upon the closing of the Merger in connection with such financial advisory services.” to the end of such paragraph.

The disclosure on page 76 of the Definitive Proxy Statement is amended and supplemented by adding the following new sentence at the end of the second full paragraph on such page:

“The non-disclosure agreement contained a customary standstill prohibiting each party from proposing any business combination transaction or seeking an amendment or waiver of any provisions of the agreement (unless invited by the other party) as well as from acquiring voting securities of the other company, or otherwise seeking to solicit proxies or to otherwise control or influence the management, board or policies of the other party, for a period of one year.”

The disclosure on page 79 of the Definitive Proxy Statement is amended and supplemented by adding the following new clause to the sixth sentence of the second paragraph on such page, immediately following the phrase “potential strategic alternatives available to AK Steel”:

“, including as a result of AK Steel’s discussion with more than a dozen potential counterparties since 2017, including Company A and Company B,”

The disclosure on page 79 of the Definitive Proxy Statement is amended and supplemented by adding the following new sentence immediately following the sixth sentence of the second paragraph on such page:

“AK Steel management and the AK Steel board also discussed the risk that approaching potential alternative counterparties at such time could pose to the potential transaction with Cliffs. The AK Steel board also considered whether the terms of the draft Merger Agreement would unreasonably deter another potential buyer from making an offer for AK Steel, or would unreasonably restrict AK Steel from entertaining unsolicited offers, after the Merger Agreement was executed and the potential transaction announced.”

The disclosure on page 79 of the Definitive Proxy Statement is amended and supplemented by adding the following new clause to the final sentence of the second paragraph on such page, immediately following the phrase “negotiate the potential terms of the transaction”:

“and not to reach out to additional potential counterparties,”

The disclosure on page 81 of the Definitive Proxy Statement is amended and supplemented by adding the following new clause to the second sentence of the fourth paragraph on such page, immediately following the phrase “an update on their discussions with Mr. Goncalves”:

“, including the feedback that Cliffs would not agree to a collar on the exchange ratio,”

The disclosure on page 81 of the Definitive Proxy Statement is amended and supplemented by adding the following new sentence at the end of the fourth paragraph on such page:

“Following such discussion, the AK Steel board determined that, in light of its success in obtaining a higher exchange ratio of 0.400 and the other negotiated terms of the potential transaction, it was not in the best interests of AK Steel or its stockholders to jeopardize the potential transaction by continuing to pursue a floating exchange ratio or a collar.”

The section of the Definitive Proxy Statement entitled “THE MERGER—Opinion of Goldman Sachs, AK Steel’s Financial Advisor” is amended and supplemented as follows:

The disclosure on page 109 of the Definitive Proxy Statement is amended and supplemented by:

•	in the second full paragraph, adding “of 317.8 million” following the phrase “the total number of fully diluted shares of AK Steel common stock outstanding as of November 29, 2019” and before the phrase “, calculated using the treasury stock method” in such paragraph;

•	in the second full paragraph, adding “of $1,970 million” following the phrase “which is referred to as net debt, as of September 30, 2019” and before the phrase “, based on AK Steel’s public filings” in such paragraph; and

•	in the sixth full paragraph, adding “of $596 million,” following the phrase “calculated by applying terminal year multiples ranging from 6.0x to 7.0x to the estimated terminal year Adjusted EBITDA (pension adjusted) of AK Steel” and before the phrase “as reflected in the Forecasts” in such paragraph.

The disclosure in the first full paragraph on page 110 of the Definitive Proxy Statement is amended and supplemented by:

•	adding “of $1,970 million” following the phrase “the net debt of AK Steel as of September 30, 2019” and before the phrase “as calculated based on AK Steel’s public filings” in such paragraph;

•	adding “of $621 million” following the phrase “unfunded pension and OPEB liabilities (tax-effected at a 24.5% effective tax rate)” and before the phrase “as of September 30, 2019” in such paragraph; and

•	adding “of 317.6 million” following the phrase “fully diluted shares of AK Steel common stock” and before the phrase “, calculated using the treasury stock method” in such paragraph.

The disclosure on page 111 of the Definitive Proxy Statement is amended and supplemented by:

•	in the first partial paragraph, adding “of $1,302 million” following the phrase “to the estimated terminal year Adjusted EBITDA (pension adjusted) of Cliffs on a pro forma basis” and before the phrase “, taking into account Estimated Synergies” in such paragraph;

•	in the first full paragraph, adding “of $3,922 million” following the phrase “estimates of the net debt” and before the phrase “and unfunded pension liabilities” in such paragraph;

•	in the first full paragraph, adding “of $797 million” following the phrase “unfunded pension liabilities (tax-effected at a 24.5% effective tax rate)” and before the phrase “of Cliffs on a pro forma basis as of September 30, 2019” in such paragraph; and

•	in the first full paragraph, adding “of 399.7 million” following the phrase “fully diluted shares of Cliffs common stock outstanding” and before the phrase “, calculated using the treasury stock method” in such paragraph.

The disclosure on page 112 of the Definitive Proxy Statement is amended and supplemented by adding the following new sentence after the fourth sentence of the third full paragraph on such page:

“During the two-year period ended December 2, 2019, the Investment Banking Division of Goldman Sachs was not engaged by AK Steel and/or its affiliates to provide financial advisory and/or underwriting services for which Goldman Sachs has recognized compensation.”

The section of the Definitive Proxy Statement entitled “THE MERGER—Unaudited Forecasted Financial Information” is amended and supplemented as follows:

The disclosure on page 114 of the Definitive Proxy Statement is amended and supplemented by adding the following new rows to the table on such page titled “Cliffs Unaudited Forecasted Financial Information”:

	Fiscal Year Ending December 31,
(in millions)	2020E	2021E	2022E	2023E	2024E
Pension and OPEB Items, Taxes, Working Capital and Other	$(82)	$(4)	$17	$(13)	$(6)
Capital Expenditures(6)	$(101)	$(110)	$(103)	$(102)	$(102)
Interest Expense	$(122)	$(132)	$(126)	$(120)	$(104)

(6)	Excludes $271 million of capital expenditure in connection with Cliffs’ construction of a HBI plant in 2020E.

The disclosure on page 116 of the Definitive Proxy Statement is amended and supplemented by adding the following new rows to the table on such page titled “AK Steel-Adjusted Cliffs Unaudited Forecasted Financial Information”:

	Fiscal Year Ending December 31,
(in millions)	2020E	2021E	2022E	2023E	2024E
Pension and OPEB Items, Taxes, Working Capital and Other	$(33)	$(5)	$22	$(4)	$(6)
Capital Expenditures(5)	$(101)	$(90)	$(83)	$(82)	$(82)
Interest Expense	$(122)	$(135)	$(131)	$(128)	$(113)

(5)	Excludes $271 million of capital expenditure in connection with Cliffs’ construction of a HBI plant in 2020E.

The disclosure on page 117 of the Definitive Proxy Statement is amended and supplemented by adding the following new rows to the table on such page titled “AK Steel Unaudited Forecasted Financial Information”:

	Fiscal Year Ending December 31,
(in millions)	2020E	2021E	2022E	2023E	2024E
Pension and OPEB Items, Taxes, Working Capital and Other	$(53)	$(141)	$(124)	$(118)	$(93)
Capital Expenditures	$(160)	$(180)	$(180)	$(180)	$(180)
Interest Expense	$(137)	$(138)	$(137)	$(136)	$(134)
Ashland Closure	$(25)	$(12)	$(8)	$(4)	$(4)

The disclosure on page 119 of the Definitive Proxy Statement is amended and supplemented by adding the following new rows to the table on such page titled “Cliffs-Adjusted AK Steel Unaudited Forecasted Financial Information”:

	Fiscal Year Ending December 31,
(in millions)	2020E	2021E	2022E	2023E	2024E
Pension and OPEB Items, Taxes, Working Capital and Other	$(51)	$(132)	$(122)	$(106)	$(90)
Capital Expenditures	$(160)	$(160)	$(160)	$(160)	$(160)
Interest Expense	$(137)	$(138)	$(137)	$(136)	$(134)
Ashland Closure	$(25)	$(12)	$(8)	$(4)	$(4)

The disclosure on page 120 of the Definitive Proxy Statement is amended and supplemented by adding the following new rows to the table on such page titled “Pro Forma Unaudited Forecasted Financial Information”:

	Fiscal Year Ending December 31,
(in millions)	2020E	2021E	2022E	2023E	2024E
Pension and OPEB Items, Taxes, Working Capital and Other	$(86)	$(146)	$(102)	$(122)	$(201)
Capital Expenditures(6)	$(261)	$(270)	$(263)	$(262)	$(262)
Interest Expense	$(259)	$(273)	$(268)	$(264)	$(247)
Ashland Closure	$(25)	$(12)	$(8)	$(4)	$(4)

(6)	Excludes $271 million of capital expenditure in connection with Cliffs’ construction of a HBI plant in 2020E.

Cautionary Notes on Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “would,” “target” and similar expressions, as well as variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements reflect AK Steel’s and Cliffs’ current beliefs and judgments and are not guarantees of future results or outcomes. Forward-looking statements are based on assumptions and estimates that are inherently affected by economic, competitive, regulatory, and operational risks and uncertainties and contingencies that may be beyond AK Steel’s or Cliffs’ control.

They are also subject to inherent risks and uncertainties that could cause actual results or performance to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include (i) the completion of the proposed transaction on the anticipated terms and timing, including obtaining shareholder approvals and anticipated tax treatment, or at all, (ii) potential unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, economic performance, indebtedness, financial condition, losses and future prospects, (iii) the ability of Cliffs to integrate its and AK Steel’s businesses successfully and to achieve anticipated synergies, (iv) business and management strategies for the management, expansion and growth of the combined company’s operations following the consummation of the proposed transaction, (v) pending litigation relating to the proposed transaction and potential future litigation that could be instituted against AK Steel, Cliffs or their respective directors, (vi) the risk that disruptions from the proposed transaction will harm AK Steel’s or Cliffs’ business, including current plans and operations, (vii) the ability of AK Steel or Cliffs to retain and hire key personnel, (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction, (ix) uncertainty as to the long-term value of Cliffs’ common stock, (x) continued availability of capital and financing and rating agency actions, (xi) legislative, regulatory and economic developments and (xii) unpredictability and severity of catastrophic events, including acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the joint proxy statement/prospectus that is included in the Form S-4 filed with the SEC by Cliffs in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Other factors that may present significant additional obstacles to the realization of forward looking statements or which could have a material adverse effect on AK Steel’s or Cliffs’ respective consolidated financial condition, results of operations, credit rating or liquidity are contained in AK Steel’s and Cliffs’ respective periodic reports filed with the SEC, including AK Steel’s annual report on Form 10-K and Cliffs’ annual report on Form 10-K. Neither AK Steel nor Cliffs assumes any obligation to publicly provide revisions or updates to any forward looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by applicable law.

Important Information About the Transaction and Where to Find It

In connection with the proposed transaction, on January 8, 2020, Cliffs filed with the SEC the Form S-4 that includes a joint proxy statement of Cliffs and AK Steel and also constitutes a prospectus of Cliffs. The Form S-4 was declared effective by the SEC on February 4, 2020. On February 4, 2020, AK Steel also filed with the SEC its definitive joint proxy statement/prospectus in connection with the proposed transaction. AK Steel and Cliffs began mailing the definitive joint proxy statement/prospectus to their respective stockholders and shareholders on or around February 5, 2020. Cliffs and AK Steel may also file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for the Form S-4 or any other such document that Cliffs or AK Steel may file with the SEC. INVESTORS AND SECURITYHOLDERS ARE URGED TO READ THE FORM S-4, THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and securityholders may obtain copies of the Form S-4, the definitive joint proxy statement/prospectus and the other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. Documents filed with the SEC by AK Steel, including the definitive joint proxy statement/prospectus, are also available from AK Steel free of charge at our website, www.aksteel.com, or by contacting our Investor Relations at (513) 425-5215. Documents filed with the SEC by Cliffs are also available from Cliffs free of charge at its website, www.clevelandcliffs.com, or by contacting Cliffs’ Investor Relations at (216) 694-6544.

Participants in the Solicitation

AK Steel and Cliffs and certain of our respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information concerning AK Steel’s directors and executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement for AK Steel’s 2019 annual meeting of stockholders, as filed with the SEC on Schedule 14A on April 10, 2019. Information regarding Cliffs’ directors and executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement for Cliffs’ 2019 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 12, 2019. Additional information regarding the interests of these participants is included in the definitive joint proxy statement/prospectus and the Form S-4, as well as other relevant materials filed with the SEC when such materials become available. Free copies of these documents may be obtained from the sources indicated below.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell, or the solicitation of an offer to sell or the solicitation of an offer to buy, any securities or the solicitation of any vote or approval with respect to any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AK STEEL HOLDING CORPORATION

By:	/s/ Joseph C. Alter
Name:	Joseph C. Alter
Title:	Vice President, General Counsel and Corporate Secretary

Date:	March 2, 2020